Borrowing Amounts and Local Currency Lender Maximum Borrowing Amounts pursuant to this Section 2.22(c) shall be effective until the amount thereof shall be recalculated by the Administrative Agent on the next succeeding Reset Date or Borrowing Date, and shall not be deemed to reduce the stated amount of any commitment of any Local Currency Lender in respect of any Local Currency Addendum.

                 (d) If, on any Reset Date or Borrowing Date (after giving effect to (i) any Loans to be made or repaid on such date, (ii) any amendment, supplement or other modification to any Local Currency Addendum effective on such date of which the Administrative Agent has received notice and (iii) any reduction in the Local Currency Facility Maximum Borrowing Amounts pursuant to
Section 2.22(c) effective on such date), the sum of (A) the aggregate outstanding Dollar Standby Extensions of Credit of all the Lenders, (B) the aggregate L/C Exposures and (C) the aggregate Competitive Loan Exposures exceed the Dollar Facility Overage (the amount of such excess being called the "Dollar Facility Excess"), then the Local Currency Facility Maximum Borrowing Amount under each Local Currency Addendum shall be reduced on such date by an amount equal to the product of such Dollar Facility Excess times a fraction the numerator of which shall equal the Local Currency Facility Maximum Borrowing Amount under such Local Currency Addendum and the denominator of which shall equal the aggregate of the Local Currency Facility Maximum Borrowing Amounts with respect to all Local Currency Addenda. Each such reduction in the Local Currency Facility Maximum Borrowing Amount under a Local Currency Addendum shall in turn reduce the respective Local Currency Lender Maximum Borrowing Amounts of each Local Currency Lender party to such Local Currency Addendum, pro rata on the basis of the respective Local Currency Lender Maximum Borrowing Amounts of such Local Currency Lenders immediately prior to such reduction. Reductions in Local Currency Facility Maximum Borrowing Amounts and Local Currency Lender Maximum Borrowing Amounts pursuant to this Section 2.22(d) shall be effective until the amount thereof shall be recalculated by the Administrative Agent on the next succeeding Reset Date or Borrowing Date, and shall not be deemed to reduce the stated amount of any commitment of any Local Currency Lender in respect of any Local Currency Addendum.

                 (e) If, on any Reset Date, the Dollar Equivalent of the Local Currency Loans outstanding under a Local Currency Addendum exceeds 105% of the Local Currency Facility Maximum Borrowing Amount with respect thereto (after giving effect to any reductions therein effected pursuant to Section 2.22(c) or
(d) on such date), then the relevant Borrower shall, within three Business Days after notice thereof from the Administrative Agent, (i) increase the Local Currency Facility Maximum Borrowing Amount with respect to such Local Currency Facility in accordance with Section 2.21(e) and/or (ii) prepay Local Currency Loans, in either case in an aggregate amount such that, after giving effect thereto, (x) the Dollar Equivalent of all such Local Currency Loans shall be equal to or less than such Local Currency Facility Maximum Borrowing Amount and
(y) the Dollar Equivalent of the Local Currency Loans of each relevant Local Currency Lender shall be equal to or less than such Local Currency Lender's Local Currency Lender Maximum Borrowing Amount with respect to such Local Currency Addendum.

                 (f) If, on any Reset Date, the Standby Credit Exposure of any Lender exceeds 105% of such Lender's Commitment, then, within three Business Days after notice thereof from the Administrative Agent, the Company shall prepay and/or cause the relevant Borrowing Subsidiaries to prepay the Loans in accordance with this Agreement, in an aggregate amount such that, after giving effect thereto, the Standby Credit Exposure of such Lender shall be equal to or less than such Lender's Commitment.

                 (g) The Administrative Agent shall promptly notify the relevant Lenders of the amount of any reductions in Local Currency Facility Maximum Borrowing Amounts or Local Currency Lender Maximum Borrowing Amounts required pursuant to this Section 2.22.

                 SECTION 2.23. Letters of Credit. (a) General. The Borrowers may request the issuance of Letters of Credit, in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, appropriately completed, for the accounts of the Borrowers, at any time and from time to time while the Commitments remain in effect. All Letters of Credit shall be denominated in Dollars. This Section shall not be construed to impose an obligation upon any Issuing Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement.

                 (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. In order to request the issuance of a Letter of Credit (or to amend, renew or extend an existing Letter of Credit), the applicable Borrower shall hand deliver or telecopy to the applicable Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph 2.23(c) below), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare such Letter of Credit. Following receipt of such notice and prior to the issuance of the requested Letter of Credit or the applicable amendment, renewal or extension, the Administrative Agent shall notify the Borrowers, each Lender and the applicable Issuing Bank of the amount of the Aggregate Credit Exposure after giving effect to (i) the issuance, amendment, renewal or extension of such Letter of Credit, (ii) the issuance or expiration of any other Letter of Credit that is to be issued or will expire prior to the requested date of issuance of such Letter of Credit and (iii) the borrowing or repayment of any Loans that (based upon notices delivered to the Administrative Agent by the Borrowers) are to be borrowed or repaid prior to the requested date of issuance of such Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each Letter of Credit, the Borrowers shall be deemed to represent and warrant that, (i) after giving effect to such issuance, amendment, renewal or extension (A) the L/C Exposure shall not exceed $350,000,000 and (B) the Aggregate Credit Exposure shall not exceed the Total Commitment and (ii) in the case of a Letter of Credit that will expire later than the first anniversary of such issuance, amendment, renewal or extension, the applicable Borrower, the applicable Issuing Bank and the Required Lenders shall have reached agreement on the fees to be applicable thereto as contemplated by the last sentence of
Section 2.06(c).

                 (c) Expiration Date. Each Letter of Credit shall expire at the close of business on the earlier of the date five years after the date of the issuance of such Letter of Credit and the date that is five Business Days prior to the Maturity Date, unless such Letter of Credit expires by its terms on an earlier date; provided that a Letter of Credit shall not be issued (nor shall a Letter of Credit be amended, renewed or extended) that would result in the Aggregate Credit Exposure exceeding the Total Commitment. Compliance with the foregoing proviso shall be determined based upon the assumption that (i) each Letter of Credit remains outstanding and undrawn in accordance with its terms until its expiration date (taking into account any rights of renewal or extension that do not require written notice by or consent of the applicable Issuing Bank, in its sole discretion, in order to effect such renewal or extension) and (ii) the Commitments will not be reduced voluntarily pursuant to
Section 2.11(b).

                 (d) Participations. By the issuance of a Letter of Credit and without any further action on the part of the applicable Issuing Bank or the Lenders, the applicable Issuing Bank hereby grants to each Lender, and each such Lender hereby acquires from the applicable Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Share from time to time of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender's Applicable Share from time to time of each L/C Disbursement made by such Issuing Bank and not reimbursed by the Borrower (or, if applicable, another party pursuant to its obligations under any other Loan Document) forthwith on the date due as provided in Section 2.02(e). Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                 (e) Reimbursement. If an Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, the applicable Borrower shall pay to the Administrative Agent such L/C Disbursement not later than two hours after the Borrower shall have received notice from such Issuing Bank that payment of such draft will be made, or, if the Borrower shall have received such notice later than 10:00 a.m., New York City time, on any Business Day, not later than 10:00 a.m., New York City time, on the immediately following Business Day.

                 (f) Obligations Absolute. The Borrowers' obligations to reimburse L/C Disbursements as provided in paragraph 2.23(e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, and irrespective of:

                 (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

                 (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

                 (iii) the existence of any claim, setoff, defense or other right that the Borrowers, any other party guaranteeing, or otherwise obligated with, the Borrowers, any Subsidiary or other Affiliate thereof or any other person may at any time have against the beneficiary under any Letter of Credit, any Issuing Bank, the Administrative Agent or any Lender or any other person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

                 (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                 (v) payment by the applicable Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

                 (vi) any other act or omission to act or delay of any kind of any Issuing Bank, the Lenders, the Administrative Agent or any other person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the Borrowers' obligations hereunder.

                 Without limiting the generality of the foregoing, it is expressly understood and agreed that the absolute and unconditional obligation of the Borrowers hereunder to reimburse L/C Disbursements will not be excused by the gross negligence or wilful misconduct of any Issuing Bank. However, the foregoing shall not be construed to excuse any Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by the Borrowers that are caused by such Issuing Bank's gross negligence or wilful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof; it is understood that each Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit (i) an Issuing Bank's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute wilful misconduct or gross negligence of an Issuing Bank.

                 (g) Disbursement Procedures. The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Bank shall as promptly as possible give telephonic notification, confirmed by telecopy, to the Administrative Agent and the applicable Borrower of such demand for payment and whether such Issuing Bank has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such L/C Disbursement. The Administrative Agent shall promptly give each Lender notice thereof.

                 (h) Interim Interest. If an Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, then, unless the Borrower shall reimburse such L/C Disbursement in full on such date, the unpaid amount thereof shall bear interest for the account of such Issuing Bank, for each day from and including the date of such L/C Disbursement, to but excluding the earlier of the date of payment or the date on which interest shall commence to accrue thereon as provided in paragraph 2.02(e) above, at the rate per annum that would apply to such amount if such amount were an ABR Loan.

                 (i) Resignation or Removal of an Issuing Bank. An Issuing Bank may resign at any time by giving 180 days' prior written notice to the Administrative Agent, the Lenders and the Borrowers, and may be removed at any time by the Borrowers by notice to the Issuing Bank, the Administrative Agent and the Lenders. Subject to the next succeeding paragraph, upon the acceptance of any appointment as an Issuing Bank hereunder by a successor Issuing Bank, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Bank and the retiring Issuing Bank shall be discharged from its obligations to issue additional Letters of Credit hereunder. At the time such removal or resignation shall become effective, the Borrowers shall pay all accrued and unpaid fees pursuant to
Section 2.06(c)(ii). The acceptance of any appointment as an Issuing Bank hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Borrowers and the Administrative Agent, and, from and after the effective date of such agreement,
(i) such successor Lender shall have all the rights and obligations of the previous Issuing Bank under this Agreement and the other Loan Documents and
(ii)
references herein and in the other Loan Documents to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or removal of an Issuing Bank hereunder, the retiring Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit.

                 (j) Additional Issuing Banks. The Borrowers may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and such Lender, designate one or more additional Lenders to act as an issuing bank under the terms of the Agreement. Any Lender designated as an issuing bank pursuant to this paragraph 2.23(j) shall, upon entering into an Issuing Bank Agreement with the Company, be deemed to be an "Issuing Bank" (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Banks and such Lender.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                 Each Borrower represents and warrants to each of the Lenders that:

                 SECTION 3.01. Organization; Powers. Each Borrower and each of the Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect, and (d) in the case of each Borrower, has the corporate power and authority to execute, deliver and perform its obligations under the Loan Documents and to borrow hereunder and thereunder.

                 SECTION 3.02. Authorization. The execution, delivery and performance by the Borrowers of this Agreement, the Issuing Bank Agreements, the promissory notes, if any, issued pursuant to Section 9.04(i) and each Local Currency Addendum (and by the Borrowing Subsidiaries of each Borrowing Subsidiary Agreement), the Borrowings hereunder and the completion of the Distribution (collectively, the "Transactions") (a) have been duly authorized by all requisite corporate action and (b) will not (i) violate (A) any provision of any law, statute, rule or regulation (including the Margin Regulations) or of the certificate of incorporation or other constitutive documents or by-laws of the Borrowers, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which any Borrower is a party or by which it or any of its property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any lien upon any property or assets of any Borrower.

                 SECTION 3.03. Enforceability. This Agreement and each Loan Document to which a Borrower is a party constitutes a legal, valid and binding obligation of each Borrower enforceable in accordance with its terms.

                 SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or other action by any Governmental Authority, other than those which have been taken, given or made, as the case may be, is or will be required with respect to any Borrower in connection with the Transactions.

                 SECTION 3.05. Financial Statements. (a) The Company has heretofore furnished to the Administrative Agent and the Lenders copies of its combined balance sheet and statement of income and cash flow as of and for the year ended December 31, 1994, and the six months ended June 30, 1995, as included in the Proxy Statement. Such financial statements present fairly, in all material respects, the consolidated combined financial condition and the results of operations of the Company and the Subsidiaries as of such dates and for such periods in accordance with GAAP.

                 (b) The Company has heretofore furnished to the Administrative Agent and the Lenders copies of its pro forma combined balance sheet and statements of income as of June 30, 1995, and for the year and the six months ended December 31, 1994, and June 30, 1995, respectively, giving effect to the Distribution and certain related transactions. Such financial statements present fairly, in all material respects, the consolidated combined financial condition and the results of operations of the Company and the Subsidiaries on a pro forma basis as of such dates and for such periods in accordance with GAAP.

                 (c) As of the Effective Date, there has been no material adverse change in the consolidated financial condition of the Company and the Subsidiaries taken as a whole from the financial condition reported in the financial statements referenced in paragraph (a) of this Section 3.05.

                 SECTION 3.06. Litigation; Compliance with Laws. (a) As of the Effective Date, there are no actions, proceedings or investigations filed or (to the knowledge of the Borrowers) threatened affecting any Borrower or any Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal which question the validity or legality of this Agreement, the Transactions or any action taken or to be taken pursuant to this Agreement and no order or judgment has been issued or entered restraining or enjoining any Borrower or any Subsidiary from the execution, delivery or performance of this Agreement nor is there any other action, proceeding or investigation filed or (to the knowledge of any Borrower or any Subsidiary) threatened against any Borrower or any Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal which would be reasonably likely to result in a Material Adverse Effect or materially restrict the ability of any Borrower to comply with its obligations under the Loan Documents.

                 (b) Neither any Borrower nor any Subsidiary is in violation of any law, rule or regulation (including any law, rule or regulation relating to the protection of the environment or to employee health or safety), or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default would be reasonably likely to result in a Material Adverse Effect.

                 (c) No exchange control law or regulation materially restricts any Borrower from complying with its obligations in respect of any Loan or Letter of Credit or otherwise under this Agreement or any Local Currency Addendum.

                 SECTION 3.07. Federal Reserve Regulations. (a) Neither any Borrower nor any Subsidiary that will receive proceeds of the Loans hereunder is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

                 (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry Margin Stock or to refund indebtedness originally incurred for such purpose, or for any other purpose which entails a violation of, or which is inconsistent with, the provisions of the Margin Regulations.

                 SECTION 3.08. Investment Company Act; Public Utility Holding Company Act. No Borrower is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 (the "1940 Act") or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                 SECTION 3.09. Use of Proceeds. All proceeds of the Loans and Letters of Credit shall be used for the purposes referred to in the recitals to this Agreement.

                 SECTION 3.10. Full Disclosure; No Material Misstatements. None of the representations or warranties made by any Borrower in connection with this Agreement as of the date such representations and warranties are made or deemed made, and no report, financial statement or other information furnished by or on behalf of any Borrower to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or the credit facilities established hereby, contains or will contain any material misstatement of fact or omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were or will be made, not misleading.

                 SECTION 3.11. Taxes. Each Borrower and each of the material Subsidiaries have filed or caused to be filed all Federal, state and local tax returns which are required to be filed by them, and have paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by any of them, other than any taxes or assessments the validity of which is being contested in good faith by appropriate proceedings, and with respect to which appropriate accounting reserves have to the extent required by GAAP been set aside.

                 SECTION 3.12. Employee Pension Benefit Plans. The present aggregate value of accumulated benefit obligations of all unfunded and underfunded pension plans of the Company and its Subsidiaries (based on those assumptions used for disclosure in corporate financial statements in accordance with GAAP) did not, as of December 31, 1994, exceed by more than $8,923,000 the value of the assets of all such plans. Of such $8,923,000, $2,019,000 is attributable to employee pension plans in countries where the funding of such obligations is not required or customary and $3,076,000 relates to domestic pension plans where funding is not permitted under current tax regulations. In these cases the Company has recorded book reserves to meet the obligations.

                 SECTION 3.13. Distribution. At or prior to the Effective Date, the Distribution will have been duly completed in accordance with applicable law and as described in the Proxy Statement, and the assets, liabilities and capitalization of the Company will have been consistent at the time of and after giving effect to the Distribution in all material respects with the forecasted capitalization table of the Company set forth in the Proxy Statement and the pro forma financial statements referred to in Section 3.05(b), except that in the event the Distribution shall occur prior to December 31, 1995, the transactions set forth in Schedule 3.13 which are reflected as having occurred in such capitalization table and such pro forma financial statements might not yet have occurred.

                                   ARTICLE IV

                             CONDITIONS OF LENDING

                 The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder are subject to the satisfaction of the following conditions:

                 SECTION 4.01. All Extensions of Credit. On the date of each Borrowing and on the date of each issuance of a Letter of Credit:

                 (a) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 or Section 2.04, as applicable, or, in the case of the issuance of a Letter of Credit, the applicable Issuing Bank shall have been selected to issue such Letter of Credit as contemplated by Section 2.23.

                 (b) The representations and warranties set forth in Article III hereof shall be true and correct in all material respects on and as of the date of such Borrowing or issuance of a Letter of Credit with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                 (c) At the time of and immediately after such Borrowing or issuance of a Letter of Credit no Event of Default or Default shall have occurred and be continuing.

Each Borrowing and issuance of a Letter of Credit shall be deemed to constitute a representation and warranty by each Borrower on the date of such Borrowing or issuance of a Letter of Credit as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

                 SECTION 4.02.  Effective Date.  On the Effective Date:

                 (a) The Administrative Agent shall have received a favorable written opinion of Walter Diehl, Esq., dated the Effective Date and addressed to the Lenders and satisfactory to the Lenders, the Administrative Agent and Cravath, Swaine & Moore, counsel for the Administrative Agent, to the effect set forth in Exhibit D hereto.

                 (b) The Administrative Agent shall have received (i) a copy of the certificate of incorporation, including all amendments thereto, of the Company, certified as of a recent date by the Secretary of State of its state of incorporation, and a certificate as to the good standing of the Company as of a recent date from such Secretary of State; (ii) a certificate of the Secretary or an Assistant Secretary of the Company dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of the Company as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the Borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate of incorporation referred to in clause (i) above has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to such clause (i) and
(D) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of the Company; and (iii) a certificate of another officer of the Company as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above.

                 (c) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer of the Company, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01.

                 (d) The principal of and accrued and unpaid interest on any loans outstanding under the Existing Credit Facilities shall have been paid in full, all other amounts due in respect of the Existing Credit Facilities shall have been paid in full and the commitments to lend under the Existing Credit Facilities shall have been permanently terminated.

                 (e) The Administrative Agent shall have received any Fees or other amounts due and payable on or prior to the Effective Date.

                 SECTION 4.03. First Borrowing by Each Borrowing Subsidiary. On or prior to the first date on which Loans are made to or Letters of Credit are issued for the benefit of any Borrowing Subsidiary:

                 (a) The Lenders and any Issuing Banks shall have received the favorable written opinion of counsel satisfactory to the Administrative Agent, addressed to the Lenders and satisfactory to the Lenders, the Administrative Agent and Cravath, Swaine & Moore, counsel for the Administrative Agent, to the effect set forth in Exhibit D hereto.

                 (b) Each Lender and any Issuing Banks shall have received a copy of the Borrowing Subsidiary Agreement executed by such Borrowing Subsidiary.


                                   ARTICLE V

                                   COVENANTS

                 A. Affirmative Covenants. Each Borrower covenants and agrees with each Lender and the Administrative Agent that so long as this Agreement shall remain in effect or the principal of or interest on any Loan, any Fees or any other amounts payable hereunder shall be unpaid or any Letters of Credit have not been canceled or have not expired or any amounts drawn thereunder have not been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, it will, and will cause each of the Subsidiaries to:

                 SECTION 5.01. Existence. Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises, except as expressly permitted under Section 5.09; provided, however, that nothing in this Section shall prevent the abandonment or termination of the existence, rights or franchises of any Subsidiary or any rights or franchises of any Borrower if such abandonment or termination is in the best interests of the Borrowers and is not disadvantageous in any material respect to the Lenders.

                 SECTION 5.02.  Business and Properties.   Comply in all
material respects with all applicable laws, rules, regulations and orders of any Governmental Authority (including any of the foregoing relating to the protection of the environment or to employee health and safety), whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of its business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

                 SECTION 5.03. Financial Statements, Reports, Etc. In the case of the Company, furnish to the Administrative Agent for distribution to each
Lender:

                 (a) within 120 days after the end of each fiscal year, its consolidated balance sheet and the related consolidated statements of income and cash flows showing its consolidated financial condition as of the close of such fiscal year and the consolidated results of its operations during such year, all audited by Arthur Andersen LLP or other independent certified public accountants of recognized national standing selected by the Company and accompanied by an opinion of such accountants to the effect that such consolidated financial statements fairly present its financial condition and results of operations on a consolidated basis in accordance with GAAP (it being agreed that the requirements of this paragraph may be satisfied by the delivery pursuant to paragraph (d) below of an annual report on Form 10-K containing the foregoing);

                 (b) within 90 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated balance sheet and related consolidated statements of income and cash flow showing its consolidated financial condition as of the close of such fiscal quarter and the consolidated results of its operations during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting its financial condition and results of operations on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments (it being agreed that the requirements of this paragraph may be satisfied by the delivery pursuant to paragraph (d) below of a quarterly report on Form 10-Q containing the foregoing);

                 (c) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate of a Financial Officer certifying that, to the best of such Financial Officer's knowledge, no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto;

                 (d) promptly after the same become publicly available, copies of all reports on forms 10-K, 10-Q and 8-K filed by it with the SEC, or any Governmental Authority succeeding to any of or all the functions of the SEC, or, in the case of the Company, copies of all reports distributed to its shareholders, as the case may be;

                 (e) promptly, from time to time, such other information as any Lender shall reasonably request through the Administrative Agent; and

                 (f) concurrently with any delivery of financial statements under paragraph (a) or (b) above, calculations of the financial test referred to in Section 5.12.

                 SECTION 5.04. Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers, and maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies similarly situated and in the same or similar businesses (it being understood that the Borrowers and their Subsidiaries may self-insure to the extent customary with companies similarly situated and in the same or similar businesses).

                 SECTION 5.05. Obligations and Taxes. Pay and discharge promptly when due all taxes, assessments and governmental charges imposed upon it or upon its income or profits or in respect of its property, as well as all other material liabilities, in each case before the same shall become delinquent or in default and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings and adequate reserves with respect thereto shall, to the extent required by GAAP, have been set aside.

                 SECTION 5.06. Litigation and Other Notices. Give the Administrative Agent prompt written notice of the following (which the Administrative Agent shall promptly provide to the Lenders):

                 (a) the filing or commencement of, or any written threat or written notice of intention of any person to file or commence, any action, suit or proceeding which could reasonably be expected to result in a Material Adverse Effect;

                 (b) any Event of Default or Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto; and

                 (c)  any change in any of the Ratings.

                 SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Maintain financial records in accordance with GAAP and, upon reasonable notice, at all reasonable times, permit any authorized representative designated by the Administrative Agent to visit and inspect the properties of the Company and of any material Subsidiary and to discuss the affairs, finances and condition of the Company and any material Subsidiary with a Financial Officer of the Company and such other officers as the Company shall deem appropriate.

                 SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans only for the purposes set forth in the recitals to this Agreement.

                 B. Negative Covenants. Each Borrower covenants and agrees with each Lender and the Administrative Agent that so long as this Agreement shall remain in effect or the principal of or interest on any Loan, any Fees or any other amounts payable hereunder shall be unpaid or any Letters of Credit have not been canceled or have not expired or any amounts drawn thereunder have not been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, it will not, and will not cause or permit any of the Subsidiaries to:

                 SECTION 5.09. Consolidations, Mergers, and Sales of Assets. Consolidate or merge with or into any other person or sell, lease or transfer all or substantially all of its property and assets, or agree to do any of the foregoing, unless (a) no Default or Event of Default has occurred and is continuing or would have occurred immediately after giving effect thereto, and
(b) in the case of a consolidation or merger or transfer of assets involving the Company and in which the Company is not the surviving corporation or sells, leases or transfers all or substantially all of its property and assets, the surviving corporation or person purchasing, leasing or receiving such property and assets is organized in the United States of America or a state thereof and agrees to be bound by the terms and provisions applicable to the Company hereunder.

                 SECTION 5.10. Limitations on Liens. In the case of the Company, create, suffer to be created, or assume (directly or indirectly) any mortgage, pledge or other lien upon any Principal Property, or permit any Restricted Subsidiary to create, suffer to be created, or assume (directly or indirectly) any mortgage, pledge or other lien upon any Principal Property; provided, however, that this covenant shall not apply to any of the following:

                 (a) any mortgage, pledge or other lien on any Principal Property hereafter acquired, constructed or improved by the Company or any Restricted Subsidiary which is created or assumed to secure or provide for the payment of any part of the purchase price of such property or the cost of such construction or improvement, or any mortgage, pledge or other lien on any Principal Property existing at the time of acquisition thereof, provided, however, that the mortgage, pledge or other lien shall not extend to any Principal Property theretofore owned by the Company or any Restricted Subsidiary;

                 (b) any mortgage, pledge or other lien on any Principal Property existing on the date of this Agreement as described in
         Schedule 5.10;

                 (c) any mortgage, pledge or other lien existing upon any property of a company which is merged with or into or is consolidated into, or substantially all the assets or shares of capital stock of which are acquired by, the Company or a Restricted Subsidiary, at the time of such merger, consolidation or acquisition, provided that such mortgage, pledge or other lien does not extend to any other Principal Property, other than improvements to the property subject to such mortgage, pledge or other lien;

                 (d) any pledge or deposit to secure payment of workers' compensation or insurance premiums, or in connection with tenders, bids, contracts (other than contracts for the payment of money) or leases;

                 (e) any pledge of, or other lien upon, any assets as security for the payment of any tax, assessment or other similar charge by any Governmental Authority or public body, or as security required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or right;

                 (f) any pledge or lien necessary to secure a stay of any legal or equitable process in a proceeding to enforce a liability or obligation contested in good faith by the Company or a Restricted Subsidiary or required in connection with the institution by the Company or a Restricted Subsidiary of any legal or equitable proceeding to enforce a right or to obtain a remedy claimed in good faith by the Company or a Restricted Subsidiary, or required in connection with any order or decree in any such proceeding or in connection with any contest of any tax or other governmental charge; or the making of any deposit with or the giving of any form of security to any governmental agency or any body created or approved by law or governmental regulation in order to entitle the Company or a Restricted Subsidiary to maintain self-insurance or to participate in any fund in connection with workers' compensation, unemployment insurance, old age pensions or other social security or to share in any provisions or other benefits provided for companies participating in any such arrangement or for liability on insurance of credits or other risks;

                 (g) any mechanics', carriers', workmen's, repairmen's, or other like liens, if arising in the ordinary course of business, in respect of obligations which are not overdue or liability for which is being contested in good faith by appropriate proceedings;

                 (h) any lien or encumbrance on property in favor of the United States of America, or of any agency, department or other instrumentality thereof, to secure partial, progress or advance payments pursuant to the provisions of any contract;

                 (i) any mortgage, pledge or other lien securing any indebtedness incurred in any manner to finance or recover the cost to the Company or any Restricted Subsidiary of any physical property, real or personal, which prior to or simultaneously with the creation of such indebtedness shall have been leased by the Company or a Restricted Subsidiary to the United States of America or a department or agency thereof at an aggregate rental, payable during that portion of the initial term of such lease (without giving effect to any options of renewal or extension) which shall be unexpired at the date of the creation of such indebtedness, sufficient (taken together with any amounts required to be paid by the lessee to the lessor upon any termination of such lease) to pay in full at the stated maturity date or dates thereof the principal of and the interest on such indebtedness;

                 (j) any mortgage, pledge or other lien securing indebtedness of a Restricted Subsidiary to the Company or a Restricted Subsidiary, provided that in the case of any sale or other disposition of such indebtedness by the Company or such Restricted Subsidiary, such sale or other disposition shall be deemed to constitute the creation of another mortgage, pledge or other lien not permitted by this clause
         (j);

                 (k) any mortgage, pledge or other lien affecting property of the Company or any Restricted Subsidiary securing indebtedness of the United States of America or a State thereof (or any instrumentality or agency of either thereof) issued in connection with a pollution control or abatement program required in the opinion of the Company to meet environmental criteria of the Company or any Restricted Subsidiary and the proceeds of which indebtedness have financed the cost of acquisition of such program;

                 (l) the renewal, extension, replacement or refunding of any mortgage, pledge, lien, deposit, charge or other encumbrance permitted by the foregoing provisions of this covenant upon the same property theretofore subject thereto, or the renewal, extension, replacement or refunding of the amount secured thereby, provided that in each case such amount outstanding at that time shall not be increased; or

                 (m) any other mortgage, pledge or other lien, provided that immediately after the creation or assumption of such mortgage, pledge or other lien, the total of (x) the aggregate principal amount of indebtedness of the Company and all Restricted Subsidiaries secured by all mortgages, pledges and other liens created or assumed under the provisions of this clause (m), plus (y) the aggregate amount of Capitalized Lease-Back Obligations of the Company and Restricted Subsidiaries under the entire unexpired terms of all leases entered into in connection with sale and lease-back transactions which would have been precluded by the provisions of Section 5.11 but for the satisfaction of the condition set forth in clause (b) thereof, shall not exceed an amount equal to 10% of Consolidated Net Tangible Assets.

The lease of any property by the Company or a Restricted Subsidiary and rental obligations with respect thereto (whether or not arising out of a sale and lease-back of properties and whether or not in accordance with GAAP such property is carried as an asset and such rental obligations are carried as indebtedness on the Company's or a Restricted Subsidiary's balance sheet) shall not in any event be deemed to be the creation of a mortgage, pledge or other lien.

                 SECTION 5.11. Limitations on Sale and Leaseback Transactions. In the case of the Company or any Restricted Subsidiary, enter into any arrangement with any person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property (except for temporary leases for a term of not more than three years and except for leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries), which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such person more than 120 days after the acquisition thereof or the completion of construction and commencement of full operation thereof, unless either (a) the Company shall apply an amount equal to the greater of the Fair Value of such property or the net proceeds of such sale, within 120 days of the effective date of any such arrangement, to the retirement (other than any mandatory retirement or by way of payment at maturity) of Indebtedness or to the acquisition, construction, development or improvement of properties, facilities or equipment used for operating purposes which are, or upon such acquisition, construction, development or improvement will be, a Principal Property or a part thereof; or (b) at the time of entering into such arrangement, such Principal Property could have been subjected to a mortgage, pledge or other lien securing indebtedness of the Company or a Restricted Subsidiary in a principal amount equal to the Capitalized Lease-Back Obligations with respect to such Principal Property under paragraph (m) of
Section 5.10.

                 SECTION 5.12. Consolidated Total Debt to Consolidated EBITDA. Permit the ratio of (a) Consolidated Total Debt to (b) Consolidated EBITDA at the end of and for any period of four consecutive fiscal quarters to exceed 5.0 to 1.0.


                                   ARTICLE VI

                               EVENTS OF DEFAULT

                 In case of the happening of any of the following events (each an "Event of Default"):

                 (a) any representation or warranty made or deemed made in or in connection with the execution and delivery of this Agreement or any Local Currency Addenda or the Borrowings or issuances of Letters of Credit hereunder shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

                 (b) default shall be made in the payment of any principal of any Loan or the reimbursement with respect to any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

                 (c) default shall be made in the payment of any interest on any Loan or L/C Disbursement or any Fee or any other amount (other than an amount referred to in paragraph (b) above) due hereunder, when and as the same shall become due and payable, and such default shall continue unremedied for a period of ten days;

                 (d) default shall be made in the due observance or performance of any covenant, condition or agreement contained in Section 5.01, 5.09, 5.10, 5.11 or 5.12 or in any Local Currency Addendum and, in the case of any default under Section 5.10, such default shall continue for 30 days;

                 (e) default shall be made in the due observance or performance of any covenant, condition or agreement contained herein or in any other Loan Document (other than those specified in clauses (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to the Company;

                 (f) the Company or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $20,000,000, beyond the period of grace, if any, provided in the agreement or instrument under which such Indebtedness was created or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness, or any other event shall occur or condition shall exist, beyond the period of grace, if any, provided in such agreement or instrument, if the effect of any failure referred to in this clause
         (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice) to cause, such Indebtedness to become due prior to its stated maturity;

                 (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company, or of a substantial part of the property or assets of the Company or any Subsidiary with assets having a gross book value in excess of $25,000,000, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or for a substantial part of the property or assets of the Company or any Subsidiary with assets having a gross book value in excess of $25,000,000 or (iii) the winding up or liquidation of the Company; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                 (h) the Company or any Subsidiary with assets having a gross book value in excess of $25,000,000 shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or for a substantial part of the property or assets of the Company, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

                 (i) one or more final judgments shall be entered by any court against the Company or any of the Subsidiaries for the payment of money in an aggregate amount in excess of $100,000,000, and such judgment or judgments shall not have been paid, covered by insurance, discharged or stayed for a period of 60 days, or a warrant of attachment or execution or similar process shall have been issued or levied against property of the Company or any of the Subsidiaries to enforce any such judgment or judgments;

                 (j) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect; or

                 (k) a Change in Control shall occur;

then, and in every such event (other than an event with respect to the Company or any Subsidiary with assets having a gross book value in excess of $25,000,000 described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Company, take any or all of the following actions, at the same or different times: (i) terminate forthwith the Commitments, (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived anything contained herein to the contrary notwithstanding, (iii) require the Borrowers to deposit with the Administrative Agent cash collateral in an amount equal to the aggregate L/C Exposures to secure the Borrowers' reimbursement obligations under Section 2.23; and, in the case of any event with respect to the Company or any Subsidiary having a gross book value in excess of $25,000,000 described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived anything contained herein to the contrary notwithstanding, and the Borrowers shall deposit with the Administrative Agent cash collateral in an amount equal to the aggregate L/C Exposure to secure the Borrowers' reimbursement obligations under Section 2.23.


                                  ARTICLE VII

                                   GUARANTEE

                 The Company unconditionally and irrevocably guarantees the due and punctual payment and performance, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, of the Guaranteed Obligations. The Company further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from it and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligations.

                 The Company waives presentment to, demand of payment from and protest to the Borrowing Subsidiaries of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. The obligations of the Company hereunder shall not be affected by
(a) the failure of any Lender to assert any claim or demand or to enforce any right or remedy against the Borrowing Subsidiaries under the provisions of this Agreement or otherwise; (b) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, any guarantee or any other agreement; or (c) the failure of any Lender to exercise any right or remedy against any other guarantor of the Guaranteed Obligations.

                 The Company further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any Lender to any security, if any, held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on its books, in favor of the Borrowing Subsidiaries or any other person.

                 The obligations of the Company hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Company hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy under this Agreement, any guarantee or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission which may or might in any manner or to any extent vary the risk of the Company or otherwise operate as a discharge of the Company as a matter of law or equity.

                 To the extent permitted by applicable law, the Company waives any defense based on or arising out of any defense available to the Borrowing Subsidiaries, including any defense based on or arising out of any disability of the Borrowing Subsidiaries, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrowing Subsidiaries, other than final payment in full of the Guaranteed Obligations. The Administrative Agent and the Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or non-judicial sales, or exercise any other right or remedy available to them against the Borrowing Subsidiaries, or any security without affecting or impairing in any way the liability of the Company hereunder except to the extent the Guaranteed Obligations have been fully and finally paid. The Company waives any defense arising out of any such election even though such election operates to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of the Company against the Borrowing Subsidiaries or any security.

                 The Company further agrees that its guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Lender upon the bankruptcy or reorganization of any Borrowing Subsidiary or otherwise.

                 In furtherance of the foregoing and not in limitation of any other right which the Administrative Agent or any Lender may have at law or in equity against the Company by virtue hereof, upon the failure of any Borrowing Subsidiary to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Company hereby promises to and will, upon receipt of written demand by the Administrative Agent or any Lender, forthwith pay or cause to be paid to the Administrative Agent or such Lender in cash the amount of such unpaid Guaranteed Obligation.

                 The Company hereby irrevocably waives and releases any and all rights of subrogation, indemnification, reimbursement and similar rights which it may have against or in respect of the Borrowing Subsidiaries at any time relating to the Guaranteed Obligations, including all rights that would result in its being deemed a "creditor" of the Borrowing Subsidiaries under the United States Code as now in effect or hereafter amended, or any comparable provision of any successor statute.


                                  ARTICLE VIII

                            THE ADMINISTRATIVE AGENT

                 In order to expedite the transactions contemplated by this Agreement, Chemical Bank is hereby appointed to act as Administrative Agent on behalf of the Lenders and the Issuing Banks. Each of the Lenders and the Issuing Banks hereby irrevocably authorizes the Administrative Agent to take such actions on behalf of such Lender or Issuing Bank and to exercise such powers as are specifically delegated to the Administrative Agent by the terms and provisions hereof, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized by the Lenders and the Issuing Banks, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders and the Issuing Banks all payments of principal of and interest on the Loans and all other amounts due to the Lenders and the Issuing Banks hereunder, and promptly to distribute to each Lender or Issuing Bank its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders to the Borrowers of any Event of Default of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Lender copies of all notices, financial statements and other materials delivered by the Borrowers pursuant to this Agreement as received by the Administrative Agent.

                 Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his or her own gross negligence or willful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrowers of any of the terms, conditions, covenants or agreements contained in this Agreement. The Administrative Agent shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or other instruments or agreements. The Administrative Agent may deem and treat the Lender which makes any Loan as the holder of the indebtedness resulting therefrom for all purposes hereof until it shall have received notice from such Lender, given as provided herein, of the transfer thereof. The Administrative Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. The Administrative Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrowers on account of the failure of or delay in performance or breach by any Lender or Issuing Bank of any of its obligations hereunder or to any Lender or Issuing Bank on account of the failure of or delay in performance or breach by any other Lender or Issuing Bank or the Borrowers of any of their respective obligations hereunder or in connection herewith. The Administrative Agent may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

                 The Lenders hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

                 Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by notifying the Lenders and the Company. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent acceptable to the Company. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

                 With respect to the Loans made by it hereunder, the Administrative Agent in its individual capacity and not as Administrative Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not the Administrative Agent, and the Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrowers or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent.


                 Each Lender agrees (i) to reimburse the Administrative Agent, on demand, in the amount of its pro rata share (based on its Commitment hereunder or, if the Commitments shall have been terminated, the amount of its outstanding Loans and L/C Exposure) of any expenses incurred for the benefit of the Lenders by the Administrative Agent, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, which shall not have been reimbursed by the Borrowers and (ii) to indemnify and hold harmless the Administrative Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by it under this Agreement to the extent the same shall not have been reimbursed by the Borrowers; provided that no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Administrative Agent or any of its directors, officers, employees or agents. Each Lender agrees that any allocation made in good faith by the Administrative Agent of expenses or other amounts referred to in this paragraph between this Agreement and the Facility A Credit Agreement shall be conclusive and binding for all purposes.

                 Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any related agreement or any document furnished hereunder or thereunder.


                                   ARTICLE IX

                                 MISCELLANEOUS

                 SECTION 9.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy, as follows:

                 (a) if to any Borrower, to ITT Corporation, 1330 Avenue of the Americas, New York, New York 10019-5490, Attention of Ms. Elizabeth A. Tuttle (Telecopy No. 212-489-3995);

                 (b) if to the Administrative Agent, to Chemical Bank Agency Services Corp., 140 East 45th Street, 29th Floor, New York, New York 10017, Attention of Mr. Chris Moriarty, (Telecopy No. 212-622-0002), with a copy to Chemical Bank at 270 Park Avenue, New York, New York 10017, Re: ITT Corporation; and

                 (c) if to a Lender, to it at its address (or telecopy number) set forth in Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender became a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy to such party as provided in this Section or in accordance with the latest unrevoked direction from such party given in accordance with this Section.


                 SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Lenders and the Issuing Banks and shall survive the making by the Lenders of the Loans and issuance of Letters of Credit regardless of any investigation made by the Lenders or the Issuing Banks or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement is outstanding and unpaid, any Letter of Credit is outstanding or the Commitments have not been terminated. The provisions of Sections 2.13, 2.15, 2.19 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of any Letter of Credit, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement, or any investigation made by or on behalf of the Administrative Agent or any Lender.

                 SECTION 9.03. Binding Effect. This Agreement shall become effective on the Effective Date and when it shall have been executed by the Company and the Administrative Agent and when the Administrative Agent shall have received copies hereof (telecopied or otherwise) which, when taken together, bear the signature of each Lender, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrowers shall not have the right to assign any rights hereunder or any interest herein without the prior consent of all the Lenders.

                 SECTION 9.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any party that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns.

                 (b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided, however, that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, the Company must give its prior written consent to such assignment (which consent, if required, shall not be unreasonably withheld in the event an Event of Default has occurred and is continuing), (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, and a processing and recordation fee of $3,000 (provided that, in the case of simultaneous assignment of interests under this Agreement and the Facility A Credit Agreement, the aggregate fee shall be $3,000), (iii) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire, and (iv) the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 and the amount of the Commitment of such Lender remaining after such assignment shall not be less than $5,000,000 or shall be zero. Upon acceptance and recording pursuant to paragraph (e) of this Section, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto (but shall continue to be entitled to the benefits of Sections 2.13, 2.15, 2.19 and 9.05, as well as to any Fees accrued for its account hereunder and not yet paid)). Notwithstanding the foregoing, any Lender assigning its rights and obligations under this Agreement may retain any Competitive Loans made by it outstanding at such time, and in such case shall retain its rights hereunder in respect of any Loans so retained until such Loans have been repaid in full in accordance with this Agreement.

                 (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto or the financial condition of the Borrowers or the performance or observance by the Borrowers of any obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.03 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                 (d) The Administrative Agent shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and the principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive in the absence of manifest error and the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by each party hereto, at any reasonable time and from time to time upon reasonable prior notice.

                 (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee together with an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above and the written consent of the Company to such assignment, the

Administrative Agent shall (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register.

                 (f) Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) each participating bank or other entity shall be entitled to the benefit of the cost protection provisions contained in Sections 2.13, 2.15 and 2.19 to the same extent as if it were the selling Lender (and limited to the amount that could have been claimed by the selling Lender had it continued to hold the interest of such participating bank or other entity), except that all claims made pursuant to such Sections shall be made through such selling Lender, and (iv) the Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such selling Lender in connection with such Lender's rights and obligations under this Agreement.

                 (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrowers furnished to such Lender; provided that, prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall execute an agreement for the benefit of the Company whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of any such information.

                 (h) The Borrowers shall not assign or delegate any rights and duties hereunder without the prior written consent of all Lenders.

                 (i) Any Lender may at any time pledge all or any portion of its rights under this Agreement to a Federal Reserve Bank; provided that no such pledge shall release any Lender from its obligations hereunder or substitute any such Bank for such Lender as a party hereto. In order to facilitate such an assignment to a Federal Reserve Bank, each Borrower shall, at the request of the assigning Lender, duly execute and deliver to the assigning Lender a promissory note or notes evidencing the Loans made to such Borrower by the assigning Lender hereunder.

                 SECTION 9.05. Expenses; Indemnity. (a) The Borrowers agree to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with entering into this Agreement or in connection with any amendments, modifications or waivers of the provisions hereof, or incurred by the Administrative Agent or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement or in connection with the Loans made or Letters of Credit issued hereunder or under any Local Currency Addendum, including the fees and disbursements of counsel for the Administrative Agent or, in the case of enforcement, the Lenders.

                 (b) The Borrowers agree to indemnify the Administrative Agent, the Issuing Banks, each Lender, each of their Affiliates and the directors, officers, employees and agents of the foregoing (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any Indemnitee arising out of (i) the consummation of the transactions contemplated by this Agreement, (ii) the use of the proceeds of the Loans or issuance of Letters of Credit or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a final judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.

                 (c) The provisions of this Section shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any investigation made by or on behalf of the Administrative Agent, the Issuing Banks or any Lender. All amounts due under this Section shall be payable on written demand therefor.

                 SECTION 9.06. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500 (THE "UNIFORM CUSTOMS") AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 9.07. Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Issuing Banks or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or consent to any departure therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Borrower or any Subsidiary in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

                 (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest or fees on any Loan or for reimbursement of any L/C Disbursement, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan or L/C Disbursement, without the prior written consent of each Lender affected thereby, (ii) increase the Commitment or decrease the Facility Fee, L/C Participation Fee of any Lender or other amounts due to any Lender without the prior written consent of such Lender, (iii) limit or release the guarantee set forth in Article VII, or (iv) amend or modify the provisions of Section 2.16 or Section 9.04(h), the provisions of this Section or the definition of the "Required Lenders", without the prior written consent of each Lender; provided further, however, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Banks hereunder without the prior written consent of the Administrative Agent or the Issuing Banks. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section and any consent by any Lender pursuant to this Section shall bind any assignee of its rights and interests hereunder.

                 SECTION 9.08. Entire Agreement. This Agreement, the agreements referenced in Section 2.06(b) and the letter agreement attached as Exhibit H constitute the entire contract among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                 SECTION 9.09. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                 SECTION 9.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 9.03.

                 SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                 SECTION 9.12. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or obligations of the Company and any Borrowing Subsidiary now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees promptly to notify the Company and the Administrative Agent after such setoff and application made by such Lender, but the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                 SECTION 9.13.  JURISDICTION; CONSENT TO SERVICE OF PROCESS.
(A) EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY LOCAL CURRENCY ADDENDA OR ANY LETTER OF CREDIT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. SUBJECT TO THE FOREGOING AND TO PARAGRAPH (B) BELOW, NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY LOCAL CURRENCY ADDENDUM

OR ANY LETTER OF CREDIT AGAINST ANY OTHER PARTY HERETO IN THE COURTS OF ANY JURISDICTION.

                 (B) EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR THEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY LOCAL CURRENCY ADDENDUM OR ANY LETTER OF CREDIT IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

                 (C) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                 SECTION 9.14. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION IN THIS SECTION.

                 SECTION 9.15. Addition of Borrowing Subsidiaries. Each Borrowing Subsidiary which shall deliver to the Administrative Agent a Borrowing Subsidiary Agreement executed by such Subsidiary and the Company shall, upon such delivery and without further act, become a party hereto and a Borrower hereunder with the same effect as if it had been an original party to this Agreement.

                 SECTION 9.16. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

                 (b) The obligations of the Borrowers in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the "Applicable Creditor") shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than the currency in which such sum is stated to be due hereunder (the "Agreement Currency"), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the

Agreement Currency, the Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Borrowers contained in this Section 9.16 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

                 SECTION 9.17. Execution. Upon execution by the Lenders, this Agreement will be executed with Old ITT as "the Company" all as contemplated by the letter agreement attached as Exhibit H, and upon execution of this Agreement by the Company, the Company shall succeed to the rights and obligations of Old ITT as contemplated in such agreement.


                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                       ITT CORPORATION, as Borrower,

                          by
                            /s/ Elizabeth A. Tuttle
                            --------------------------------------
                            Name:  Elizabeth A. Tuttle
                            Title:  Vice President and Assistant Treasurer

                       CHEMICAL BANK, individually and as
                       Administrative Agent,

                          by
                            /s/ Robert K. Gaynor
                            --------------------------------------
                            Name:  Robert K. Gaynor
                            Title:  Vice President

                       ABN AMRO BANK N.V., NEW YORK BRANCH,

                          by
                            /s/ Frances O'R. Logan
                            --------------------------------------
                            Name:  Frances O'R. Logan
                            Title:  Vice President

                          by
                            /s/ William J. Van Nostrand
                            --------------------------------------
                            Name:  William J. Van Nostrand
                            Title:  Vice President

                       ARAB BANK PLC,

                          by
                            /s/ Nofal S. Barbar
                            --------------------------------------
                            Name:  Nofal S. Barbar
                            Title:  Executive Vice President
                                    and Branch Manager

                          BANCA COMMERCIALE ITALIANA, NEW YORK BRANCH,

                             by
                               /s/ C. Dougherty
                               --------------------------------------
                               Name:  C. Dougherty
                               Title:  Vice President

                             by
                               /s/ J. M. Welch
                               --------------------------------------
                               Name:  J. M. Welch
                               Title:  Assistant Vice President

                          BANCA DI ROMA, NEW YORK BRANCH,

                             by
                               /s/ Ralph L. Riehle
                               --------------------------------------
                               Name:  Ralph L. Riehle
                               Title:  First Vice President

                             by
                               /s/ Luca Balestra
                               --------------------------------------
                               Name:  Luca Balestra
                               Title:  Assistant Vice President

                          BANCA NAZIONALE DEL LAVORO S.P.A., NEW YORK BRANCH,

                             by
                               /s/ Giuliano Violetta
                               --------------------------------------
                               Name:  Giuliano Violetta
                               Title:  First Vice President

                             by
                               /s/ Giulio Giovine
                               --------------------------------------
                               Name:  Giulio Giovine
                               Title:  Vice President

                          BANCA POPOLARE DI MILANO,

                             by
                               /s/ Anthony Franco
                               --------------------------------------
                               Name:  Anthony Franco
                               Title:  Executive Vice President/General
                                        Manager

                             by
                               /s/ Nicholas Cinosi
                               --------------------------------------
                               Name:  Nicholas Cinosi
                               Title:  Vice President

                          BANK OF AMERICA ILLINOIS,

                             by
                               /s/ Donald J. Chin
                               --------------------------------------
                               Name:  Donald J. Chin
                               Title:  Authorized Officer

                          BANK OF HAWAII,

                             by
                               /s/ John R. Landgraf
                               --------------------------------------
                               Name:  John R. Landgraf
                               Title:  Officer

                          THE BANK OF NEW YORK,

                             by
                               /s/ Mary Anne Zagroba
                               --------------------------------------
                               Name:  Mary Anne Zagroba
                               Title:  Vice President

                          THE BANK OF NOVA SCOTIA,

                             by
                               /s/ J. Alan Edwards
                               --------------------------------------
                               Name:  J. Alan Edwards
                               Title:  Authorized Signatory

                          THE BANK OF TOKYO TRUST COMPANY,

                             by
                               /s/ Paul P. Malecki
                               --------------------------------------
                               Name:  Paul P. Malecki
                               Title:  Vice President

                          BANKERS TRUST COMPANY,

                             by
                               /s/ Katherine A. Judge
                               --------------------------------------
                               Name:  Katherine A. Judge
                               Title:  Vice President

                          BARCLAYS BANK PLC,

                             by
                               /s/ John C. Livingston
                               --------------------------------------
                               Name:  John C. Livingston
                               Title:  Associate Director

                          BAYERISCHE LANDESBANK GIROZENTRALE, CAYMAN ISLANDS BRANCH,

                             by
                               /s/ Wilfried Freudenberger
                               --------------------------------------
                               Name:  Wilfried Freudenberger
                               Title:  Executive Vice President and
                                        General Manager

                             by
                               /s/ Peter Obermann
                               --------------------------------------
                               Name:  Peter Obermann
                               Title:  Senior Vice President
                                        Manager Lending Division

                          CIBC, INC.,

                             by
                               /s/ J. Domkowski
                               --------------------------------------
                               Name:  J. Domkowski
                               Title:  Vice President

                          THE CHASE MANHATTAN BANK, N.A.,

                             by
                               /s/ David B. Townsend
                               --------------------------------------
                               Name:  David B. Townsend
                               Title:  Managing Director

                          CITIBANK, N.A.,

                             by
                               /s/ Elizabeth A. Palermo
                               --------------------------------------
                               Name:  Elizabeth A. Palermo
                               Title:  Attorney-in-fact

                          COMERICA BANK,

                             by
                               /s/ Tamara J. Gurne
                               --------------------------------------
                               Name:  Tamara J. Gurne
                               Title:  Account Officer

                           COMMERZBANK AKTIENGESELLSCHAFT, GRAND CAYMAN BRANCH,

                              by
                                /s/ Thomas Ausfahl
                                --------------------------------------
                                Name:  Thomas Ausfahl
                                Title:  Assistant Vice President

                              by
                                /s/ Robert Donohue
                                --------------------------------------
                                Name:  Robert Donohue
                                Title:  Vice President

                           COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE,

                              by
                                /s/ Eric Longuet
                                --------------------------------------
                                Name:  Eric Longuet
                                Title:  Vice President

                              by
                                /s/ Albert M. Calo
                                --------------------------------------
                                Name:  Albert M. Calo
                                Title:  Vice President

                           CREDIT LYONNAIS, NEW YORK BRANCH,

                              by
                                /s/ Robert Ivosevich
                                --------------------------------------
                                Name:  Robert Ivosevich
                                Title:  Senior Vice President

                           CREDIT SUISSE,

                              by
                                /s/ Robert B. Potter
                                --------------------------------------
                                Name:  Robert B. Potter
                                Title:  Member of Senior Management

                              by
                                /s/ Chris T. Horgan
                                --------------------------------------
                                Name:  Chris T. Horgan
                                Title:  Associate

                           CREDITO ITALIANO, S.P.A.,

                              by
                                /s/ Harmon P. Butler
                                --------------------------------------
                                Name:  Harmon P. Butler
                                Title:  First Vice President and Deputy Manager

                              by
                                /s/ Saiyed A. Abbas
                                --------------------------------------
                                Name:  Saiyed A. Abbas
                                Title:  Assistant Vice President

                           THE DAI-ICHI KANGYO BANK, LTD., NEW YORK BRANCH,

                              by
                                /s/ Timothy White
                                --------------------------------------
                                Name:  Timothy White
                                Title:  Vice President

                           DEN DANSKE BANK, AKTIESELSKAB
                           CAYMAN ISLANDS BRANCH,

                              by
                                /s/ Bent V. Christensen
                                --------------------------------------
                                Name:  Bent V. Christensen
                                Title:  Vice President

                              by
                                /s/ Mogens Sendergaard
                                --------------------------------------
                                Name:  Mogens Sendergaard
                                Title:  Vice President

                           DEUTSCHE BANK AG, NEW YORK BRANCH, AND/OR CAYMAN ISLANDS BRANCH,

                              by
                                /s/ Hans-Josef Thiele
                                --------------------------------------
                                Name:  Hans-Josef Thiele
                                Title:  Vice President

                              by
                                /s/ Stephan A. Wiedemann
                                --------------------------------------
                                Name:  Stephan A. Wiedemann
                                Title:  Vice President

                           DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,

                              by
                                /s/ Mark K. Connelly
                                --------------------------------------
                                Name:  Mark K. Connelly
                                Title:  Vice President

                              by
                                /s/ Karen A. Brinkman
                                --------------------------------------
                                Name:  Karen A. Brinkman
                                Title:  Vice President

                           DRESDNER BANK AG, NEW YORK BRANCH, AND GRAND CAYMAN BRANCH,

                              by
                                /s/ J. Michael Leffler
                                --------------------------------------
                                Name:  J. Michael Leffler
                                Title:  Senior Vice President

                              by
                                /s/ Ernest C. Fung
                                --------------------------------------
                                Name:  Ernest C. Fung
                                Title:  Vice President

                           FIRST INTERSTATE BANK OF CALIFORNIA,

                              by
                                /s/ William J. Baird
                                --------------------------------------
                                Name:  William J. Baird
                                Title:  Senior Vice President

                              by
                                /s/ Judy A. Maahs
                                --------------------------------------
                                Name:  Judy A. Maahs
                                Title:  Assistant Vice President

                           THE FIRST NATIONAL BANK OF BOSTON,

                              by
                                /s/ Paul P. Sassieni
                                --------------------------------------
                                Name:  Paul P. Sasieni
                                Title:  Vice President

                           THE FIRST NATIONAL BANK OF CHICAGO,

                              by
                                /s/ Rebecca McCloskey
                                --------------------------------------
                                Name:  Rebecca McCloskey
                                Title:  Vice President

                           FIRST UNION NATIONAL BANK OF NORTH CAROLINA,

                              by
                                /s/ Mark M. Harden
                                --------------------------------------
                                Name:  Mark M. Harden
                                Title:  Vice President

                           THE FUJI BANK, LIMITED, NEW YORK BRANCH,

                              by
                                /s/ Gina M. Kearns
                                --------------------------------------
                                Name:  Gina M. Kearns
                                Title:  Vice President and Manager

                           THE INDUSTRIAL BANK OF JAPAN, LIMITED, NEW YORK
                           BRANCH,

                              by
                                /s/ John V. Veltri
                                --------------------------------------
                                Name:  John V. Veltri
                                Title:  Senior Vice President

                           ISTITUTO BANCARIO SAN PAOLO DI TORINO SPA,

                              by
                                /s/ Wendell Jones
                                --------------------------------------
                                Name:  Wendell Jones
                                Title:  Vice President

                              by
                                /s/ Ettore Viazzo
                                --------------------------------------
                                Name:  Ettore Viazzo
                                Title:  Vice President

                           KREDIETBANK N.V.,

                              by
                                /s/ Armen Karozichian
                                --------------------------------------
                                Name:  Armen Karozichian
                                Title:  Vice President

                              by
                                /s/ Robert Snauffer
                                --------------------------------------
                                Name:  Robert Snauffer
                                Title:  Vice President

                           LLOYDS BANK PLC,

                              by
                                /s/ Paul D. Briamonte
                                --------------------------------------
                                Name:  Paul D. Briamonte
                                Title:  Vice President

                              by
                                /s/ Stephen J. Attree
                                --------------------------------------
                                Name:  Stephen J. Attree
                                Title:  Assistant Vice President

                           LTCB TRUST COMPANY,

                              by
                                /s/ Rene O. LeBlanc
                                --------------------------------------
                                Name:  Rene O. LeBlanc
                                Title:  Senior Vice President

                           THE MITSUBISHI BANK, LIMITED,

                              by
                                /s/ Paula Mueller
                                --------------------------------------
                                Name:  Paula Mueller
                                Title:  Vice President

                           THE MITSUBISHI TRUST AND BANKING CORPORATION,

                              by
                                /s/ Patricia Loret de Mola
                                --------------------------------------
                                Name:  Patricia Loret de Mola
                                Title:  Senior Vice President

                           MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                              by
                                /s/ George J. Stapleton
                                --------------------------------------
                                Name:  George J. Stapleton
                                Title:  Vice President

                           NATIONAL WESTMINSTER BANK PLC, NASSAU BRANCH,

                              by
                                /s/ Anne Marie Torre
                                --------------------------------------
                                Name:  Anne Marie Torre
                                Title:  Vice President

                           NATIONSBANK, N.A.,

                              by
                                /s/ James T. Gilland
                                --------------------------------------
                                Name:  James T. Gilland
                                Title:  Senior Vice President

                           THE NIPPON CREDIT BANK LTD.,

                              by
                                /s/ Barry S. Fein
                                --------------------------------------
                                Name:  Barry S. Fein
                                Title:  Assistant Vice President

                           THE NORTHERN TRUST COMPANY,

                              by
                                /s/ Daryl M. Robicsek
                                --------------------------------------
                                Name:  Daryl M. Robicsek
                                Title:  Vice President

                           PNC BANK, NATIONAL ASSOCIATION,

                              by
                                /s/ Tom Partridge
                                --------------------------------------
                                Name:  Tom Partridge
                                Title:  Commercial Banking Officer

                           ROYAL BANK OF CANADA,

                              by
                                /s/ Rainer R. Kraft
                                --------------------------------------
                                Name:  Rainer R. Kraft
                                Title:  Manager

                           THE SAKURA BANK, LIMITED, NEW YORK BRANCH,

                              by
                                /s/ Masahiro Nakajo
                                --------------------------------------
                                Name:  Masahiro Nakajo
                                Title:  Senior Vice President and Manager

                           THE SANWA BANK LIMITED, NEW YORK BRANCH,

                              by
                                /s/ Stephen C. Small
                                --------------------------------------
                                Name:  Stephen C. Small
                                Title:  Vice President and Area Manager

                           SOCIETE GENERALE,

                              by
                                /s/ Sedare Coradin
                                --------------------------------------
                                Name:  Sedare Coradin
                                Title:  Vice President

                           THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH,

                              by
                                /s/ Yoshinori Kawamura
                                --------------------------------------
                                Name:  Yoshinori Kawamura
                                Title:  Joint General Manager

                           SUNTRUST BANK, ATLANTA,

                              by
                                /s/ May M. Smith
                                --------------------------------------
                                Name:  May M. Smith
                                Title:  Banking Officer

                              by
                                /s/ Craig W. Farnsworth
                                --------------------------------------
                                Name:  Craig W. Farnsworth
                                Title:  Vice President

                           SWISS BANK CORPORATION, NEW YORK BRANCH,

                              by
                                /s/ Susan N. Isquith
                                --------------------------------------
                                Name:  Susan N. Isquith
                                Title:  Director

                              by
                                /s/ Edward J. McDonnell III
                                --------------------------------------
                                Name:  Edward J. McDonnell III
                                Title:  Associate Director

                           THE TOKAI BANK, LIMITED,

                              by
                                /s/ Stuart Schulman
                                --------------------------------------
                                Name:  Stuart Schulman
                                Title:  Senior Vice President

                           TORONTO DOMINION (NEW YORK),

                              by
                                /s/ Randall Bingham
                                --------------------------------------
                                Name:  Randall Bingham
                                Title:  Managing Director

                           UNION BANK OF SWITZERLAND, NEW YORK BRANCH,

                              by
                                /s/ Robert W. Casey, Jr.
                                --------------------------------------
                                Name:  Robert W. Casey, Jr.
                                Title:  Vice President

                              by
                                /s/ Daniel R. Strickford
                                --------------------------------------
                                Name:  Daniel R. Strickford
                                Title:  Assistant Treasurer

                           WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK AND CAYMAN ISLANDS BRANCHES,

                              by
                                /s/ A. Kumbier
                                --------------------------------------
                                Name:  A. Kumbier
                                Title:  Managing Director

                              by
                                /s/ M.P.M. Ransley
                                --------------------------------------
                                Name:  M.P.M. Ransley
                                Title:  Associate

                           THE YASUDA TRUST AND BANKING COMPANY, LIMITED, NEW YORK BRANCH,

                              by
                                /s/ Rohn M. Laudenschlager
                                --------------------------------------
                                Name:  Rohn M. Laudenschlager
                                Title:  Senior Vice President

                                                                     EXHIBIT A-1

                        FORM OF COMPETITIVE BID REQUEST

Chemical Bank, as Administrative Agent
for the Lenders referred to below,
270 Park Avenue
New York, NY 10017

Attention:  [                   ]

Dear Ladies and Gentlemen:

                 The undersigned, _______________ (the "Borrower"), refers to the Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of November 10, 1995 (as it may be amended, modified, extended or restated from time to time, the "5-Year Agreement"), among the Borrower, the Borrowing Subsidiaries parties thereto, the Lenders parties thereto and Chemical Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the 5-Year Agreement. The Borrower hereby gives you notice pursuant to Section 2.03(a) of the 5-Year Agreement that it requests a Competitive Borrowing under the 5-Year Agreement, and in that connection sets forth below the terms on which such Competitive Borrowing is requested to be made:

(A) Date of Competitive Borrowing
    (which is a Business Day)              __________________

(B) Principal amount of
    Competitive Borrowing 1/               __________________

(C) Interest rate basis 2/                 __________________

(D) Interest Period and the
    last day thereof 3/                    __________________



         Upon acceptance of any or all of the Loans offered by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.01(b) and (c) of the 5-Year Agreement have been satisfied.

                                        Very truly yours,

                                        [NAME OF BORROWER],

                                                    by
                                                      __________________________
                                                       Name:
                                                      Title: [Financial Officer]
____________________

     1/ Not less than $10,000,000 (and in integral multiples of $5,000,000) or greater than the Total Commitment then available.

     2/ Eurocurrency Competitive Loan or Fixed Rate Loan.

    3/ Which shall be subject to the definition of "Interest Period" and end not later than the Maturity Date.

                                                                     EXHIBIT A-2


                                       FORM OF NOTICE OF COMPETITIVE BID REQUEST


[Name of Lender]
[Address]


                                                                          [Date]

Attention:  [          ]

Dear Ladies and Gentlemen:

         Reference is made to the Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of November 10, 1995 (as it may hereafter be amended, modified, extended or restated from time to time, the "5-Year Agreement"), among ITT Corporation [,__________] (the "Borrower"), the Borrowing Subsidiaries parties thereto, the Lenders parties thereto and Chemical Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the 5-Year Agreement. The Borrower made a Competitive Bid Request on __________, 19[ ], pursuant to Section 2.03(a) of the 5-Year Agreement, and in that connection you are invited to submit a Competitive Bid by [Date]/[Time]. 1/ Your Competitive Bid must comply with Section 2.03(b) of the 5-Year Agreement and the terms set forth below on which the Competitive Bid Request was made:

(A) Date of Competitive Borrowing          _________________

(B) Principal amount of
    Competitive Borrowing                  _________________

(C) Interest rate basis                    _________________

(D) Interest Period and the
    last day thereof                       _________________


                                                    Very truly yours,

                                                    CHEMICAL BANK,
                                                    as Administrative Agent,

                                                    by
                                                      __________________________
                                                      Name:
                                                      Title:





____________________

     1/ The Competitive Bid must be received by the Administrative Agent (i) in the case of Eurocurrency Competitive Loans, not later than 10:00 a.m., New York City time, four Business Days before a proposed Competitive Borrowing, and (ii) in the case of Fixed Rate Loans, not later than 10:00 a.m., New York City time, one Business Day before a proposed Competitive Borrowing.

                                                                     EXHIBIT A-3


                            FORM OF COMPETITIVE BID


Chemical Bank, as Administrative Agent
for the Lenders referred to below,
270 Park Avenue
New York, N.Y. 10017

                                                                          [Date]

Attention:  [                ]

Dear Ladies and Gentlemen:

         The undersigned, [Name of Lender], refers to the Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of November 10, 1995 (as it may be amended, modified, extended or restated from time to time, the "5-Year Agreement"), among ITT Corporation (the "Borrower"), the Borrowing Subsidiaries parties thereto, the Lenders parties thereto and Chemical Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the 5-Year Agreement. The undersigned hereby makes a Competitive Bid pursuant to Section 2.03(b) of the 5-Year Agreement, in response to the Competitive Bid Request made by the Borrower on ___________, 19[ ], and in that connection sets forth below the terms on which such Competitive Bid is made:

(A) Principal Amount 1/                    _________________

(B) Competitive Bid Rate 2/                _________________

(C) Interest Period and last
    day thereof                            _________________


         The undersigned hereby confirms that it is prepared, subject to the conditions set forth in the 5-Year Agreement, to extend credit to the Borrower upon acceptance by the Borrower of this bid in accordance with Section 2.03(d) of the 5-Year Agreement.

                                        Very truly yours,

                                        [NAME OF LENDER],

                                        by
                                           _____________________________________
                                           Name:
                                           Title:





____________________

     1/ Not less than $5,000,000 or greater than the requested Competitive Borrowing and in integral multiples of $1,000,000. Multiple bids will be accepted by the Administrative Agent.

     2/ i.e., LIBO Rate + or - __%, in the case of Eurocurrency Competitive Loans or ___%, in the case of Fixed Rate Loans.

                                                                     EXHIBIT A-4


                  FORM OF COMPETITIVE BID ACCEPT/REJECT LETTER


                                                                          [Date]


Chemical Bank, as Administrative Agent
for the Lenders referred to below
270 Park Avenue
New York, N.Y. 10017

Attention:  [                     ]

Dear Ladies and Gentlemen:

         The undersigned, _______________ (the "Borrower"), refers to the Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of November 10, 1995 (as it may be amended, modified, extended or restated from time to time, the 5-Year Agreement"), among the Borrower, the Borrowing Subsidiaries parties thereto, the Lenders parties thereto and Chemical Bank, as Administrative Agent for the Lenders.

         In accordance with Section 2.03(c) of the 5-Year Agreement, we have received a summary of bids in connection with our Competitive Bid Request dated _____________, and in accordance with Section 2.03(d) of the 5-Year Agreement, we hereby accept the following bids for maturity on [date]:

Principal Amount                  Fixed Rate/Margin         Lender
----------------                  -----------------         ------
    $                         [%]/[+/-.   %]
    $

We hereby reject the following bids:

Principal Amount                  Fixed Rate/Margin         Lender
----------------                  -----------------         ------
    $                         [%]/[+/-.   %]
    $

         The $__________ should be deposited in Chemical Bank account number
[          ] on [date].


                                    Very truly yours,

                                    [NAME OF BORROWER],

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                                                     EXHIBIT A-5

                       FORM OF STANDBY BORROWING REQUEST


Chemical Bank, as Administrative Agent
for the Lenders referred to below,
270 Park Avenue
New York, N.Y. 10017
                                                                          [Date]
Attention: [            ]

Dear Ladies and Gentlemen:

         The undersigned, _______________ (the "Borrower"), refers to the Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of November 10, 1995 (as it may be amended, modified, extended or restated from time to time, the "5- Year Agreement"), among the Borrower, the Borrowing Subsidiaries parties thereto, the Lenders parties thereto and Chemical Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the 5-Year Agreement. The Borrower hereby gives you notice pursuant to Section 2.04 of the 5-Year Agreement that it requests a Standby Borrowing under the 5-Year Agreement, and in that connection sets forth below the terms on which such Standby Borrowing is requested to be made:

(A) Date of Standby Borrowing
    (which is a Business Day)              __________________

(B) Principal amount of
    Standby Borrowing 1/                   __________________

(C) Interest rate basis 2/                 __________________

(D) Interest Period and the
    last day thereof 3/                    __________________


         Upon acceptance of any or all of the Loans made by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.01(b) and (c) of the 5-Year Agreement have been satisfied.

                                                    Very truly yours,

                                                    [NAME OF BORROWER],

                                                    by

                                                      __________________________
                                                      Name:
                                                      Title: [Financial Officer]





____________________

     1/ Not less than $20,000,000 (and in integral multiples of $5,000,000) or greater than the Total Commitment then available.

     2/ Eurocurrency Standby Loan or Fixed Rate Loan.

    3/ Which shall be subject to the definition of "Interest Period" and end not later than the Maturity Date.

                                                                       EXHIBIT B

[CHEMICAL LOGO]

CHEMICAL BANK
140 East 45th Street
New York, NY  10017-3162
212/622-0001
Fax 212/622-0002
Telex  353006  ABSC NYK

                                ITT CORPORATION
                          ADMINISTRATIVE QUESTIONNAIRE

Please accurately complete the following information and return via FAX to the attention of Janet Belden at Chemical Bank as soon as possible:

FAX NUMBER:      212-622-0122

LEGAL NAME TO APPEAR IN DOCUMENTATION:

_______________________________________________________________________________


GENERAL INFORMATION - DOMESTIC LENDING OFFICE:

Institution Name:  ____________________________________________________________
Street Address:      __________________________________________________________
City, State, Zip Code:  _______________________________________________________

GENERAL INFORMATION - EURODOLLAR LENDING OFFICE:

Institution Name:    __________________________________________________________
Street Address:       _________________________________________________________
City, State, Zip Code:  _______________________________________________________


CONTACTS/NOTIFICATION METHODS:

CREDIT CONTACTS:

Primary contact: ______________________________________________________________
Street Address:  ______________________________________________________________
City, State, Zip Code:  _______________________________________________________
Phone Number:    ______________________________________________________________
FAX Number:      ______________________________________________________________

Backup Contact:  ______________________________________________________________
Street Address:  ______________________________________________________________
City, State, Zip Code:  _______________________________________________________
Phone Number:    ______________________________________________________________
FAX Number:      ______________________________________________________________

                                                                       EXHIBIT B



TAX WITHHOLDING:
       Non Resident Alien  __________  Y*  _________N
* Form 4224 Enclosed
       Tax ID Number _______________________________

CONTACTS/NOTIFICATION METHODS:
ADMINISTRATIVE CONTACTS - BORROWINGS, PAYDOWNS, INTEREST, FEES, ETC.
Contact:  _____________________________________________________________________
Street Address:  ______________________________________________________________
City, State, Zip Code: ________________________________________________________
Phone Number: _________________________________________________________________
FAX Number: ___________________________________________________________________

BID LOAN NOTIFICATION:
Contact:  _____________________________________________________________________
Street Address:  ______________________________________________________________
City, State, Zip Code: ________________________________________________________
Phone Number: _________________________________________________________________
FAX Number: ___________________________________________________________________

PAYMENT INSTRUCTIONS:
Name of Bank where funds are to be transferred:

_______________________________________________________________________________
Routing Transit/ABA number of Bank where funds are to be transferred:

_______________________________________________________________________________
Name of Account, if applicable:

_______________________________________________________________________________
Account Number:  ______________________________________________________________
Additional Information: _______________________________________________________

MAILINGS:
Please specified who should receive financial information:
Name: _________________________________________________________________________
Street Address: _______________________________________________________________
City, State, Zip Code: ________________________________________________________

It is very important that all of the above information is accurately filled in and returned promptly. If there is someone other than yourself who should receive this questionnaire, please notify us of their name and FAX number and we will FAX them a copy of the questionnaire. If you have any questions, please call me on 212-622-0011.

                                                                       EXHIBIT C




                                   [FORM OF]

                           ASSIGNMENT AND ACCEPTANCE

                                                          Dated: _________, 19__


                 Reference is made to the Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of November 10, 1995 (the "5-Year Agreement"), among ITT Corporation (the "Company"), the Borrowing Subsidiaries parties thereto, the Lenders parties thereto (the "Lenders") and Chemical Bank, as Administrative Agent for the Lenders. Terms defined in the 5-Year Agreement are used herein with the same meanings.

                 1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the 5-Year Agreement, including, without limitation, the interests set forth below in the Commitment of the Assignor on the Effective Date and the Competitive Loans and Standby Loans owing to the Assignor which are outstanding on the Effective Date. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 9.04 of the 5-Year Agreement, a copy of which has been received by each such party. From and after the Effective Date, (i) the Assignee shall be a party to and be bound by the provisions of the 5-Year Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the 5-Year Agreement.

                 2. This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in
Section 2.19(g) of the 5-Year Agreement, duly completed and executed by such Assignee, (ii) if the Assignee is not already a Lender under the 5-Year Agreement, an Administrative Questionnaire in the form of Exhibit B to the 5-Year Agreement and (iii) a processing and recordation fee of $3,000.

                 3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment
(may not be fewer than 5 Business
Days after the Date of Assignment):


                                                                         Percentage Assigned of
                                                                     Facility/Commitment (set forth,
                                                                      to at least 8 decimals, as a
                                 Principal Amount Assigned (and      percentage of the Facility and
                                 identifying information as to        the aggregate Commitments of
  Facility                       individual Competitive Loans)           all Lenders thereunder)
  --------                       -----------------------------           -----------------------
  Commitment Assigned:
                                         $____________                        ___________ %


  Standby Loans:                         $____________                        ___________ %


  Competitive Loans:                     $____________                        ___________ %



The terms set forth and on the reverse side   Accepted:
hereof are hereby agreed to:
                                              ITT CORPORATION,

________________________________, as          by: ___________________________
Assignor,                                         Name:
                                                  Title:

by: ____________________________
    Name:
    Title:

________________________________,
as Assignee,

by: ____________________________
    Name:
    Title:

                                                                       EXHIBIT D




                                   [FORM OF]

                             OPINION OF COUNSEL FOR
                               ITT CORPORATION 1/

                 1. ITT Corporation (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada
(ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (iii) is qualified to do business in every jurisdiction within the United States where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect on ITT Corporation, and (iv) has all requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement and to borrow funds thereunder.

                 2. The execution, delivery and performance by ITT Corporation of the Agreement and the borrowings of ITT Corporation thereunder (collectively, the "Transactions") (i) have been duly authorized by all requisite corporate action and (ii) will not (a) violate (1) any provision of law, statute, rule or regulation (including without limitation, the Margin Regulations), or of the certificate of incorporation or other constitutive documents or by-laws of ITT Corporation, (2) any order of any governmental authority or (3) any provision of any indenture, agreement or other instrument to which ITT Corporation is a party or by which it or its property is or may be bound, (b) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (c) result in the creation or imposition of any lien upon any property or assets of ITT Corporation.

                 3. The Agreement has been duly executed and delivered by ITT Corporation and constitutes a legal, valid and binding obligation of ITT Corporation enforceable against ITT Corporation in accordance with its terms, subject as to the enforceability of rights and remedies to any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights from time to time in effect.

                 4. No action, consent or approval of, registration or filing with, or any other action by, any government authority is or will be required in connection with the Transactions, except such as have been made or obtained and are in full force and effect.

                 5. Neither ITT Corporation nor any of its subsidiaries is (a) except as set forth in the next sentence, an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 (the "1940 Act") or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.





____________________

     1/ Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the 5-Year Competitive Advance and Revolving Credit Facility Agreement (the "Agreement") dated as of November 10, 1995, among ITT Corporation, the lenders listed in Schedule 2.01 thereto, and Chemical Bank, as Administrative Agent.

                                                                EXHIBIT E to the
                                                                Credit Agreement

                                  BORROWING SUBSIDIARY AGREEMENT dated as of
                          [        ], among ITT CORPORATION, a Nevada
                          corporation (the "Company"), [Name of Subsidiary], a
                          [         ] corporation ("the Subsidiary"), and
                          CHEMICAL BANK, as administrative agent (the
                          "Administrative Agent") for the lenders (the
                          "Lenders") party to the 5-Year Competitive Advance and Revolving Credit Facility Agreement dated as of November 10, 1995, as amended (the "Agreement"), among the Company, the Administrative Agent and the Lenders.

                 Under the Agreement, the Lenders have agreed, upon the terms and subject to the conditions therein set forth, to make competitive advance and revolving credit loans and to issue Letters of Credit to the Company and to Subsidiaries (as defined in the Agreement) of the Company which execute and deliver to the Administrative Agent Borrowing Subsidiary Agreements in the form of this Borrowing Subsidiary Agreement. The Company represents that the Subsidiary is a subsidiary (as so defined) of the Company and that the guarantee of the Company contained in Article VII of the Agreement applies to the obligations of the Subsidiary. In consideration of being permitted to borrow or have Letters of Credit issued under the Agreement upon the terms and subject to the conditions set forth therein, the Subsidiary agrees that from and after the date of this Borrowing Subsidiary Agreement it will be, and will be liable for the observance and performance of all the obligations of, a Borrowing Subsidiary under the Agreement, as the same may be amended from time to time, to the same extent as if it had been one of the original parties to the Agreement and that it will furnish to the Administrative Agent and the Lenders copies of its financial statements on an annual basis.

                 IN WITNESS WHEREOF, the Company and the Subsidiary have caused this Borrowing Subsidiary Agreement to be duly executed by their authorized officers as of the date first appearing above.

                                        ITT CORPORATION,

                                          by ______________________
                                             Name:
                                             Title:

                                        [NAME OF SUBSIDIARY],

                                          by ______________________
                                             Name:
                                             Title:
Accepted as of the date
first appearing above:

CHEMICAL BANK, as Administrative
Agent,

  by  ______________________
      Name:
      Title:

                                                                EXHIBIT F to the
                                                                Credit Agreement

                                  ISSUING BANK AGREEMENT dated as of [    ],
                          1995, between ITT CORPORATION, a Nevada corporation ("ITT") and the financial institution identified on
                          Schedule I hereto as the Issuing Bank (the "Issuing Bank").


                 Reference is made to the 5-Year Competitive Advance and Revolving Credit Facility Agreement dated as of November 10, 1995 (as amended, modified, extended or restated from time to time, the "Credit Agreement"), among ITT, the Borrowing Subsidiaries parties thereto, the Lenders named therein and Chemical Bank, as Administrative Agent. ITT and the Issuing Bank desire to enter into this Agreement in order to provide for Letters of Credit to be issued by the Issuing Bank as contemplated by the Credit Agreement. Accordingly, the parties hereto agree as follows:

                 SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings specified in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement shall apply to this Agreement as though set forth herein.

                 SECTION 2. Letter of Credit Commitment. The Issuing Bank hereby agrees to be an "Issuing Bank" under, and, subject to the terms and conditions hereof and of the Credit Agreement, to issue Letters of Credit under, the Credit Agreement; provided, however, that Letters of Credit issued by the Issuing Bank hereunder shall be subject to the limitations, if any, set forth on Schedule I hereto, in addition to the limitations set forth in the Credit Agreement.

                 SECTION 3. Issuance Procedure. In order to request the issuance of a Letter of Credit hereunder, the Account Party (or ITT on behalf of the applicable Account Party) shall hand deliver or telecopy a notice (specifying the information required by Section 2.23(b) of the Credit Agreement) to the Issuing Bank, at its address or telecopy number specified on
Schedule I hereto (or such other address or telecopy number as the Issuing Bank may specify by notice to ITT), not later than the time of day (local time at such address) specified on Schedule I hereto prior to the proposed date of issuance of such Letter of Credit. A copy of such notice shall be sent, concurrently, by the applicable Account Party (or ITT on behalf of the applicable Account Party) to the Administrative Agent in the manner specified for Borrowing Requests under the Credit Agreement. Upon receipt of such notice, the Issuing Bank shall consult the Administrative Agent by telephone in order to determine (i) whether the conditions specified in the last sentence of
Section 2.23(b) of the Credit Agreement will be satisfied in connection with the issuance of such Letter of Credit and (ii) whether the requested expiration date for such Letter of Credit complies with the proviso to Section 2.23(c) of the Credit Agreement.

                 SECTION 4. Issuing Bank Fees, Interest and Payments. The Issuing Bank Fees payable to the Issuing Bank in respect of Letters of Credit issued hereunder are specified on Schedule I hereto (and such fees shall be in addition to the Issuing Bank's customary documentary and processing charges in connection with the issuance, amendment or transfer of any Letter of Credit issued hereunder). Each payment of Issuing Bank Fees payable hereunder shall be made not later than 12:00 (noon), local time at the place of payment, on the date when due, in immediately available funds, to the account of the Issuing Bank specified on Schedule I hereto (or to such other account of the Issuing Bank as it may specify by notice to ITT).

                 SECTION 5. Credit Agreement Terms. Notwithstanding any provision hereof which may be construed to the contrary, it is expressly understood and agreed that (a) this Agreement is supplemental to the Credit Agreement and is intended to constitute an Issuing Bank Agreement, as defined therein (and, as such, constitutes an integral part of the Credit Agreement as though the terms of this Agreement were set forth in the Credit Agreement), (b) each Letter of Credit issued hereunder and each and every L/C Disbursement made under any such Letter of Credit shall constitute a "Letter of Credit" and an "L/C Disbursement", respectively, for all purposes of the Credit Agreement and the other Loan Documents, (c) the Issuing Bank's commitment to issue Letters of Credit hereunder and each and every Letter of Credit requested or issued hereunder shall be subject to the terms and conditions of the Credit Agreement and entitled to the benefits of the Loan Documents and (d) the terms and conditions of the Credit Agreement are hereby incorporated herein as though set forth herein in full and shall supersede any contrary provisions hereof.

                 SECTION 6. Assignment. The Issuing Bank may not assign its commitment to issue Letters of Credit hereunder without the consent of ITT and prior notice to the Administrative Agent. In the event of an assignment by the Issuing Bank of all its other interests, rights and obligations under the Credit Agreement, then the Issuing Bank's commitment to issue Letters of Credit hereunder shall terminate unless the Issuing Bank, ITT and the Administrative Agent otherwise agree.

                 SECTION 7. Effectiveness. This Agreement shall not be effective until counterparts hereof executed on behalf of each of ITT and the Issuing Bank have been delivered to and accepted by the Administrative Agent.


                 IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                        ITT CORPORATION,

                                          by  ______________________
                                              Name:
                                              Title:

                                        [ISSUING BANK],

                                          by  _______________________
                                              Name:
                                              Title:
Accepted:

CHEMICAL BANK, as
Administrative Agent,

  by  ____________________________
      Name:
      Title:

                                                                   SCHEDULE I to
                                                          Issuing Bank Agreement




A.   Issuing Bank:

B.   Issuing Bank's Address and
     Telecopy Number for Notices:

C.   Time of Day by Which Notices           A notice requesting the issuance of a Letter of Credit
     Must be Received                       must be received by the Issuing Bank by 10:00 a.m. (New
                                            York time) not less than five Business Days prior to the
                                            proposed date of issuance.

D.   Special Terms:                         The aggregate L/C Exposure in respect of Letters of
                                            Credit issued pursuant to this Agreement shall not exceed
                                            $[              ].

E.   Issuing Bank Fees:                     [    ]% per annum on the average daily undrawn amount of
                                            the Scheduled Letters of Credit, payable on the same
                                            dates that L/C Participation Fees are payable under the
                                            Credit Agreement.

F.   Issuing Bank's Account for
     Payment of Issuing Bank Fees:

                                                                       EXHIBIT G
                                   [FORM OF]

                            LOCAL CURRENCY ADDENDUM


To:      Chemical Bank, as Administrative Agent

From:    ITT Corporation


                 1. This Local Currency Addendum is being delivered to you pursuant to Section 2.21(b) of the 5-Year Competitive Bid and Revolving Credit Facility, dated as of November 10, 1995, among ITT Corporation, the Borrowing Subsidiaries parties thereto, the Lenders parties thereto and Chemical Bank, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                 2.  The effective date (the "Effective Date") of this Local
Currency Addendum will be [                   ].


LOCAL CURRENC(Y)(IES):


LOCAL CURRENCY FACILITY
MAXIMUM BORROWING AMOUNT:                          $


LOCAL CURRENCY                                     Local Currency Lender
LENDERS:                  Name of Lender           Maximum Borrowing Amount
                          --------------           ------------------------
                                                   $


LIST OF DOCUMENTATION GOVERNING
LOCAL CURRENCY FACILITY
(THE "DOCUMENTATION"): 1/

                 3. The Company hereby represents and warrants that (i) as of the Effective Date, an Exchange Rate with respect to each Local Currency is determinable by reference to the Reuters currency pages (or comparable publicly available screen), (ii) the Documentation complies in all respects with the requirements of Section 2.21 of the Credit Agreement and (iii)___________




       ____________________

     1/ Copies of the Documentation must accompany the Local Currency Addendum, together with, if applicable, an English translation thereof (provided, that the Company may instead furnish a summary term sheet in English so long as an English translation of the Documentation is furnished to the Administrative Agent or its counsel within 90 days after the date of delivery of the Local Currency Addendum).

of__________ 2/ contains an express acknowledgement that such Local Currency Loan shall be subject to the provisions of Sections 2.21 and 2.22 of the Credit Agreement.


                                        ITT CORPORATION


                                        By ______________________________
                                           Title:



Accepted and Acknowledged:


CHEMICAL BANK, as Administrative Agent


By _____________________________________
   Title:


[                  ], as Local Currency Lender


By ______________________________
   Title:





____________________

     2/ Provide citation to relevant provision from the Documentation.

                                                                       Exhibit H

                                ITT Corporation
                          1330 Avenue of the Americas
                               New York, NY 10019


                                                              November ___, 1995

Chemical Bank, as Administrative Agent
for the Lenders
270 Park Avenue
New York, NY 10019

Attention:  Elisabeth Hughes

Dear Sirs:

                 Reference is made to the 364-Day Competitive Advance and Revolving Credit Facility Agreement and the Five-Year Competitive Advance and Revolving Credit Facility Agreement (collectively, the "Credit Agreements"), each among ITT Corporation, a Nevada corporation ("New ITT"), the lenders listed in Schedules 2.01 thereto (the "Lenders") and Chemical Bank, as administrative agent for the Lenders (the "Administrative Agent").

                 1. As contemplated by Section 9.16 of the 364-Day Credit Agreement, and Section 9.17 of the Five-Year Credit Agreement, ITT Corporation, a Delaware corporation ("Old ITT"), and the Administrative Agent, acting on behalf of the Lenders, hereby agree that the Credit Agreements shall be executed on the date hereof and that, except as otherwise provided herein, Old ITT will have all rights and obligations of the "Company" referred to therein.

                 2. Old ITT agrees that upon the completion of the Distribution, it shall cause New ITT to execute, and New ITT shall succeed to the rights and obligations of Old ITT under, the Credit Agreements.

                 3. Old ITT further agrees that prior to each of (a) the successions referred to in paragraph 2 above, (b) the termination and cancellation of the Existing Credit Facilities (as defined in the Credit Agreements), (c) the completion of the Distribution and (d) the satisfaction of the other conditions set forth in the Credit Agreements, Old ITT shall not make any Borrowing or request the issuance of any Letter of Credit under the Credit Agreements.

                 This letter agreement shall be deemed to be a part of each of the Credit Agreements and shall have the same effect as if set forth in full therein. The failure of the

Borrower to comply with the terms of this letter agreement shall constitute an Event of Default under the Credit Agreements.

                                                 Very truly yours,

                                                 ITT CORPORATION

                                                   by
                                                      __________________________
                                                      Name:
                                                      Title:

Accepted and agreed to
as of the date first
written above:

CHEMICAL BANK, as Administrative Agent

  by
         ______________________
         Name:
         Title:

                                                                   SCHEDULE 2.01




                                           Contact Person
                                           --------------
 Name and Address of Lender                and Telecopy Number              Commitment
 --------------------------                -------------------              ----------
 Chemical Bank                             Ms. Nancy Mistretta              $  103,333,333.14
 270 Park Avenue                           (212) 270-6041
 New York, NY 10017

 ABN AMRO Bank, N.V.                       Ms. Margaret Hannahoe            $   26,666,666.67
 500 Park Avenue                           (212) 832-7129
 New York, NY 10022

 Arab Bank Plc                             Mr. Peter Boyadjian              $   16,666,666.67
 520 Madison Avenue                        (212) 593-4632
 New York, NY 10022

 Banca Commerciale Italiana                Ms. Elizabeth Cronin             $   26,666,666.67
 New York Branch                           (212) 809-2124
 1 William Street
 New York, NY 10004

 Banca di Roma S.p.A.                      Mr. Ralph Riehle                 $   16,666,666.67
 34 East 51st Street, 7th Floor            (212) 407-1118
 New York, NY 10005

 Banca Nazionale del Lavoro                Mr. Giulio Giovine               $   26,666,666.67
 New York Branch                           (212) 765-2978
 25 W. 51st Street Rockefeller Plaza
 New York, NY 10019

 Banca Popolare di Milano                  Mr. Nicholas Cinosi              $   16,666,666.67
 375 Park Avenue                           (212) 586-3537
 New York, NY 10152

 Bank of America Illinois                  Ms. Bonnie Ptaszkowski           $   46,666,666.67
 USCG - Account Administration             (212) 974-9626
 200 W. Jackson Street, 9th Floor
 Chicago, IL 60679

 with copy to:

 Bank of America                           Mr. Donald Chin
 335 Madison Avenue                        (212) 503-7771
 New York, NY 10017

 Bank of Hawaii                            Mr. Scott G. Balke               $   16,666,666.67
 111 South King Street                     (808) 537-8301
 P.O. Box 2900
 Honolulu, HI 96813

 The Bank of New York                      Ms. Mary Anne Zagroba            $   36,666,666.67
 One Wall Street                           (212) 635-1480
 New York, NY 10286

                                           Contact Person
                                           --------------
 Name and Address of Lender                and Telecopy Number              Commitment
 --------------------------                -------------------              ----------
 The Bank of Nova Scotia                   Mr. Philip Adsetts               $   46,666,666.67
 One Liberty Plaza                         (212) 225-5090/91
 New York, NY 10006

 The Bank of Tokyo Trust Company           Mr. Paul P. Malecki              $   46,666,666.67
 1251 Avenue of the Americas               (212) 782-6440
 12th Floor
 New York, NY 10116-3138

 Bankers Trust Company                     Ms. Katherine Judge              $   46,666,666.67
 130 Liberty Street                        (212) 250-4969
 New York, NY 10006

 Barclays Bank PLC                         Ms. Afsaneh Naimollah            $   46,666,666.67
 222 Broadway, 11th Floor                  (212) 412-7580
 New York, NY 10038

 Bayerische Landesbank Girozentrale        Ms. Joanne Cicino                $   26,666,666.67
 111 East 50th Street                      (212) 310-9868
 New York, NY 10022

 CIBC, Inc.                                Ms. Judith Domkowski             $   36,666,666.67
 425 Lexington Avenue                      (212) 856-3991
 New York, NY 10017

 The Chase Manhattan Bank, N.A.            Mr. Edward F. McNulty            $   46,666,666.67
 One Chase Manhattan Plaza                 (212) 552-7879
 New York, NY 10081

 Citibank, N.A.                            Ms. Elizabeth Palermo            $   46,666,666.67
 399 Park Avenue                           (212) 826-2375
 New York, NY 10043

 Comerica Bank                             Ms. Tammy Gurne                  $   26,666,666.67
 500 Woodward Avenue                       (313) 222-7806
 Detroit, MI 48226-3280

 Commerzbank AG                            Mr. Thomas Ausfahl               $   26,666,666.67
 2 World Financial Center                  (212) 266-7235
 New York, NY 10281

 Compagnie Financiere de CIC et de         Ms. Martha Skidmore              $   16,666,666.67
 l'Union Europeenne                        (212) 715-4535
 520 Madison Avenue
 37th Floor
 New York, NY 10022

                                           Contact Person
                                           --------------
 Name and Address of Lender                and Telecopy Number              Commitment
 --------------------------                -------------------              ----------
 Credit Lyonnais                           Mr. Michael Moretti              $   46,666,666.67
 1301 Avenue of the Americas               (212) 459-3179
 18th Floor
 New York, NY 10019

 Credit Suisse                             Ms. Carole Lustig                $   46,666,666.67
 Tower 49                                  (212) 238-5439
 12 East 49th Street
 New York, NY 10017

 Credito Italiano                          Mr. Harmon Butler                $   16,666,666.67
 375 Park Avenue                           (212) 546-9675
 New York, NY 10152

 The Dai-Ichi Kangyo Bank, Ltd.            Mr. Timothy White                $   36,666,666.67
 One World Trade Center                    (212) 524-0579
 Suite 4911
 New York, NY 10048

 Den Danske Bank                           Mr. Mogens Sondergaard           $   16,666,666.67
 280 Park Avenue                           (212) 370-9239
 New York, NY 10017

 Deutsche Bank AG                          Mr. Rolf-Peter Mikolayczyk       $   46,666,666.67
 New York Branch                           (212) 474-8212
 31 West 52nd Street
 New York, NY 10019

 DG Bank Deutsche                          Mr. Mark Connelly                $   26,666,666.67
 Genossenschaftsbank                       (212) 745-1556
 609 Fifth Avenue
 8th Floor
 New York, NY 10017

 Dresdner Bank AG                          Mr. Michael Leffler              $   46,666,666.67
 New York Branch                           (212) 574-0130
 75 Wall Street
 New York, NY 10005-2889

 First Interstate Bank of California       Mr. Roy Roberts                  $   26,666,666.67
 885 Third Avenue                          (212) 593-5241
 New York, NY 10022

 The First National Bank of Boston         Ms. Cindy Chen                   $   26,666,666.67
 100 Federal Street                        (617) 434-0601
 01-06-12
 Boston, MA 02106

                                           Contact Person
                                           --------------
 Name and Address of Lender                and Telecopy Number              Commitment
 --------------------------                -------------------              ----------
 The First National Bank of Chicago        Mr. Stephen Liggins              $   46,666,666.67
 153 West 51st Street                      (212) 373-1388
 New York, NY 10019

 First Union National Bank of North        Mr. Dave Johnson                 $   16,666,666.67
 Carolina                                  (704) 374-2802
 One First Union Center
 Charlotte, NC 28288

 The Fuji Bank, Limited                    Mr. Roy Tanfield                 $   46,666,666.67
 Two World Trade Center 79th Floor         (212) 912-0516
 New York, NY 10048

 The Industrial Bank of Japan, Ltd.,       Mr. John Veltri                  $   36,666,666.67
 New York Branch                           (212) 856-9450
 245 Park Avenue
 23rd Floor
 New York, NY 10167-0037

 Istituto Bancario San Paolo Bank di       Mr. Wendell Jones                $   16,666,666.67
 Torino S.p.A.                             (212) 599-5303
 245 Park Avenue
 New York, NY 10167

 Kredietbank N.V.                          Ms. Jennifer Pariente            $   16,666,666.67
 125 West 55th Street                      (212) 956-5580
 New York, NY 10019

 Lloyds Bank Plc                           Mr. Theodore Walser              $   36,666,666.67
 199 Water Street                          (212) 607-4999
 9th Floor
 New York, NY 10038

 LTCB Trust Company                        Mr. Yoshi Nakagawa               $   16,666,666.67
 165 Broadway                              (212) 608-2371
 New York, NY 10006

 The Mitsubishi Bank                       Mr. J. Bruce Meredith            $   36,666,666.67
 New York Branch                           (212) 667-3562
 225 Liberty Street
 New York, NY 10281-1059

 The Mitsubishi Trust and Banking          Mr. Randolph Medrano             $   26,666,666.67
 Corporation                               (212) 593-4691
 520 Madison Avenue
 New York, NY 10022

                                           Contact Person
                                           --------------
 Name and Address of Lender                and Telecopy Number              Commitment
 --------------------------                -------------------              ----------
 Morgan Guaranty Trust Company of          Mr. Stephen J. Kenneally         $   46,666,666.67
 New York                                  (212) 648-5018
 60 Wall Street
 New York, NY 10260-0060

 National Westminster Bank Plc             Mr. Jordan Fragiacorno           $   36,666,666.67
 175 Water Street                          (212) 602-4256
 New York, NY 10038-4924

 Nationsbank, N.A.                         Mr. James Gilland                $   46,666,666.67
 767 Fifth Avenue                          (212) 593-1083
 23rd Floor
 New York, NY 10153

 Nippon Credit Bank                        Mr. Jeff Pasquale                $   16,666,666.67
 245 Park Avenue                           (212) 490-3895
 New York, NY 10167

 The Northern Trust Company                Mr. Daryl M. Robicsek            $   16,666,666.67
 50 South LaSalle Street                   (312) 444-3508
 Chicago, IL 60675

 PNC Bank, National Association            Mr. Tom Partridge                $   16,666,666.67
 5th and Wood Streets                      (212) 557-5461
 Pittsburgh, PA 15265

 Royal Bank of Canada                      Mr. John Crawford                $   46,666,666.67
 One Financial Square                      (212) 428-6459
 New York, NY 10005-3531

 The Sakura Bank, Limited,                 Mr. Pierre Vautravers            $   26,666,666.67
 New York Branch                           (212) 888-7651
 277 Park Avenue
 New York, NY 10172

 The Sanwa Bank, Ltd.                      Mr. Stephen C. Small             $   46,666,666.67
 New York Branch                           (212) 754-1304
 55 East 52nd Street
 New York, NY 10055

 Shawmut Bank, N.A.                        Mr. Frazier Caner                $   16,666,666.67
 One Landmark Square                       (203) 358-6111
 P.O. Box 1454
 Stamford, CT 06904

 Societe Generale                          Ms. Sedare Coradin               $   46,666,666.67
 1221 Avenue of the Americas               (212) 278-7430
 New York, NY 10020

                                           Contact Person
                                           --------------
 Name and Address of Lender                and Telecopy Number              Commitment
 --------------------------                -------------------              ----------
 The Sumitomo Bank, Limited                Mr. Edward McColly               $   46,666,666.67
 New York Branch                           (212) 224-5188
 277 Park Avenue
 New York, NY 10172

 SunTrust Bank, Atlanta                    Ms. May Smith                    $   26,666,666.67
 711 Fifth Avenue                          (212) 371-9386
 5th Floor
 New York, NY 10022

 Swiss Bank Corporation                    Ms. Susan Isquith                $   36,666,666.67
 New York Branch                           (212) 574-3228
 222 Broadway
 New York, NY 10038

 The Tokai Bank, Limited                   Mr. Stuart Schulman              $   26,666,666.67
 55 East 52nd Street                       (212) 754-2170
 12th Floor
 New York, NY 10022

 The Toronto-Dominion Bank                 Mr. Reginald Waylen              $   36,666,666.67
 31 West 52nd Street                       (212) 262-1926
 New York, NY 10019

 Union Bank of Switzerland                 Mr. Daniel H. Perron             $   46,666,666.67
 299 Park Avenue                           (212) 821-3383
 New York, NY 10171

 Westdeutsche Landesbank                   Mr. Ralph White                  $   26,666,666.67
 Girozentrale                              (212) 852-8307
 1211 Avenue of the Americas
 New York, NY 10036

 The Yasuda Trust and Banking Co.,         Mr. Rohn Laudenschlager          $   26,666,666.67
 Ltd.                                      (212) 373-5796
 New York Branch
 666 Fifth Avenue
 Suite 801
 New York, NY 10103

                                                                            _________________

                                           TOTAL COMMITMENT                 $2,000,000,000.00

                                                                   SCHEDULE 3.13

                                ITT CORPORATION
           SUMMARY OF SIGNIFICANT CAPITALIZATION FORECAST ASSUMPTIONS


1. The use of $275 million in cash balances at various subsidiaries of ITT Destinations, Inc. to repay existing short-term borrowings.

2. Net capital expenditures totaling $106 million in the last three months of 1995 ($57 million was incurred in the comparable 1994 period).

3.       Receipt of a $100 million contribution from ITT Industries, Inc.

4. The results of operation between the date of the Distribution and the date projected in the forecasted capitalization table.

5. Such additional modifications as outlined in the Form 8-K filed on November 7, 1995 by Old ITT with the Securities and Exchange Commission.

                                                                   Schedule 5.10



                                 ITT Corporation
                          Liens on Principal Properties



Sheraton Boston

         Liens in favor of Citibank. N.A. to secure approximately $192.6 million of outstanding indebtedness.

Sheraton Buenos Aires

         Liens in favor of Overseas Private Investment Corp. to secure approximately $34 million of indebtedness.

Park Grande Sydney

         Liens in favor of Commonwealth Bank of Australia to secure approximately $200 million of indebtedness.